Registration Nos. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS PREMIER FIXED INCOME FUNDS

(Exact Name of Registrant as Specified in Charter)
(212) 922-6000

(Area Code and Telephone Number)
c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

           It is proposed that this filing will become effective on January 12, 2004 pursuant to Rule 488.

          An indefinite number of Registrant’s shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS PREMIER FIXED INCOME FUNDS
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO. Part A Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	PROSPECTUS/PROXY STATEMENT CAPTION Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information about the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information about the Reorganization; Additional Information about the Acquiring Fund and the Portfolio

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information about the Reorganization; Additional Information about the Acquiring Fund and the Portfolio

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B Item 10.	Cover Page	STATEMENT OF ADDITIONAL INFORMATION CAPTION Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Premier Fixed Income Funds dated March 1, 2003, as revised August 25, 2003(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of The Bear Stearns Funds dated August 1, 2003, as revised August 8, 2003(2)

Item 14.	Financial Statements	Annual Report of The Bear Stearns Funds
dated March 31, 2003(3) and Semi-Annual
Report of The Bear Stearns Funds dated
September 30, 2003 (4); Annual Report of the
Registrant dated October 31, 2002 (5) and
Semi-Annual Report of the Registrant
dated April 30, 2003(6).

PART C Item 15.	Indemnification

Item 16. Item 17.	Exhibits Undertakings

_____________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A, filed February 21, 2003, (File No. 33-07172) and to the filing made pursuant to Rule 497 on August 25, 2003.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of The Bear Stearns Funds, filed July 25, 2003 (File No. 33-84842) and to the filing made purusuant to Rule 497 on August 8, 2003.

(3)	Incorporated herein by reference to The Bear Stearns Funds' Annual Report, filed May 29, 2003 (File No. 811-08798).

(4)	Incorporated herein by reference to The Bear Stearns Funds' Semi-Annual Report, filed December 8, 2003 (File No. 811-08798).

(5)	Incorporated herein by reference to Registrant's Annual Report, filed December 24, 2002 (File No. 811-04748).

(6)	Incorporated herein by reference to Registrant's Semi-Annual Report, filed June 24, 2003 (File No. 811-04748).

THE BEAR STEARNS FUNDS

INCOME PORTFOLIO

Dear Shareholder:

          As a shareholder of the Income Portfolio (the "Portfolio") you are being asked to vote on an Agreement and Plan of Reorganization to allow the Portfolio to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Core Bond Fund (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Portfolio. If the Agreement and Plan of Reorganization is approved and consummated for the Portfolio, you would no longer be a shareholder of the Portfolio, but would become a shareholder of the Acquiring Fund, which has a similar investment objective and similar management policies as the Portfolio. The Portfolio is a series of The Bear Stearns Funds (the "Trust") and the Acquiring Fund is a series of Dreyfus Premier Fixed Income Funds.

          Bear Stearns Asset Management Inc., the Portfolio's investment adviser, has informed the Trust's Board that it has entered into a strategic arrangement with The Dreyfus Corporation ("Dreyfus"), the Acquiring Fund's manager, with respect to the Portfolio and the other portfolios of the Trust. As to the Portfolio, the arrangement provides, subject to shareholder approval of the reorganization and the transactions described in the enclosed materials, that the Portfolio transfer its assets, subject to liabilities, to the Acquiring Fund, a larger fund advised by Dreyfus. The Acquiring Fund and the Portfolio each normally invests in fixed-income securities. As a shareholder of the Acquiring Fund, you would have access to the additional investment options and shareholder services offered by the Dreyfus Premier Family of Funds, while pursuing a similar investment goal as you currently pursue as a shareholder of the Portfolio.

           After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the proposal set forth in the notice of meeting for the Portfolio is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Remember, your vote is extremely important, no matter how large or small your Portfolio holdings. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call [          ].

Sincerely, [ ]

January __, 2004

TRANSFER OF THE ASSETS OF INCOME PORTFOLIO TO AND IN EXCHANGE FOR SHARES OF DREYFUS PREMIER CORE BOND FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY INCOME PORTFOLIO INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Core Bond Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about April 16, 2004 (the "Closing Date") and will no longer be a shareholder of the Portfolio. The Portfolio will then cease operations. You will receive Class A, Class B, Class C or Class R shares of the Acquiring Fund corresponding to your Class A, Class B, Class C or Class Y shares of the Portfolio with a value equal to the value of your investment in the Portfolio as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The reorganization will permit Portfolio shareholders to pursue similar investment goals in a larger fund that is part of a larger fund complex--the Dreyfus Family of Funds--offering shareholders more investment options and shareholder privileges. The Dreyfus Family of Funds consists of approximately 200 investment portfolios, and includes a wide range of equity, fixed-income, municipal bond and money market funds. Other potential benefits are described herein.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Portfolio seeks high current income consistent with preservation of capital and the Acquiring Fund seeks to maximize total return through capital appreciation and current income. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. The Acquiring Fund normally invests at least 80% of its assets in bonds. The Portfolio normally invests at least 80% of its assets in investment grade, U.S. dollar-denominated fixed-income securities issued by U.S. companies and the U.S. government or its political subdivisions, agencies and instrumentalities. Generally, the Acquiring Fund seeks to maintain a portfolio with an investment grade (BBB/Baa) average credit quality. However, the Acquiring Fund may invest up to 35% of its assets in lower-rated securities ("high yield" or "junk" bonds). The Portfolio may invest up to 20% of its assets in junk bonds rated no lower than B by Moody's or S&P. Bear Stearns Asset Management Inc. ("BSAM") is the Portfolio's investment adviser. For additional information regarding the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Portfolio shares will carry over to the shareholder's Acquiring Fund shares. The Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution would be taxable to shareholders.

WILL THE PROPOSED REORGANIZATION CHANGE TOTAL FUND EXPENSES?

The Acquiring Fund's total annual operating expenses are lower (or, in the case of Class C, after fee waivers discussed herein, no higher) than those of the Portfolio. In addition, Dreyfus has agreed to cap the Acquiring Fund's operating expenses for the two-year period following the reorganization so that the total annual operating expenses of the Acquiring Fund do not exceed the annual operating expenses of the Portfolio, after giving effect to fee waivers and expense reimbursements, as reflected under "Fees and Expenses" in the Portfolio's current prospectus. Acquiring Fund Class A shares are not subject to a distribution plan fee, whereas Class A shares of the Portfolio are subject to a distribution plan fee at the annual rate of .10%. Also, the Acquiring Fund does not charge a $7.50 wire redemption fee, which the Portfolio currently charges for wiring redemption proceeds. Accordingly, during such period, the total operating expenses of the Acquiring Fund will not be higher than, and should be lower than, the Portfolio's historical operating expenses.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER INVESTMENT MANAGEMENT FEE?

The Portfolio currently pays BSAM an investment advisory fee and pays an affiliate of BSAM an administrative fee. In addition, the Portfolio pays a third party for the provision of certain other administrative and fund accounting services. Under its agreement with Dreyfus, the Acquiring Fund pays Dreyfus a management fee for the provision of investment advisory, administrative and fund accounting services. As a result of the reorganization, the management fee paid to Dreyfus by the Acquiring Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, its affiliate and the third party for the provision of such services as of the Closing Date.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE PORTFOLIO?

Yes. You will continue to enjoy the same shareholder privileges, with some modifications to certain of the privileges, as described in the enclosed Prospectus for the Acquiring Fund. As part of a large mutual fund complex, the Acquiring Fund offers its shareholders more investment options for fund exchanges and additional shareholder privileges. The Acquiring Fund offers Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder(R), Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, and Dreyfus Auto-Exchange Privilege. You also may purchase and sell shares of the Acquiring Fund online through the Dreyfus.com website.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges of the Acquiring Fund and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio (calculated from the date of original purchase of Portfolio shares). Class B shares of the Acquiring Fund received in the reorganization also will convert to Class A shares of the Acquiring Fund according to the same schedule as Class B shares of the Portfolio. Additional Class B shares of the Acquiring Fund purchased after the reorganization will be subject to the Acquiring Fund's CDSC and conversion schedules. The Acquiring Fund does not impose a redemption fee.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

BSAM and Dreyfus, and not the Portfolio or the Acquiring Fund, will pay the expenses relating to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES FOR THE PORTFOLIO RECOMMEND I VOTE?

The Board has determined that reorganizing the Portfolio into another investment company that has similar investment policies as the Portfolio and that is part of the Dreyfus Family of Funds offers potential benefits to shareholders of the Portfolio. These potential benefits include:

•	The pursuit of similar investment goals in a larger fund with total operating expenses that are lower (or, in the case of Class C, after fee waivers discussed herein, no higher) than those of the Portfolio;
•	Dreyfus' experience and resources in managing mutual funds;
•	Dreyfus' commitment to limit the total operating expenses of the Acquiring Fund for two years after the reorganization; and
•	The exchange privileges and other services offered to shareholders of the Acquiring Fund.

The Trustees believe the reorganization is in the best interests of the Portfolio and its shareholders. Therefore, the Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

THE BEAR STEARNS FUNDS

INCOME PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of the Income Portfolio (the "Portfolio"), a series of The Bear Stearns Funds, will be held at the offices of [LOCATION], on Thursday, March 4, 2004, at [TIME], for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier Core Bond Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class A, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Acquiring Fund of stated liabilities of the Portfolio (the "Reorganization"). Class A, Class B, Class C and Class R shares of the Acquiring Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 2, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Stephen A. Bornstein Secretary

New York, New York
January __, 2004

WE NEED YOUR PROXY VOTE

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF PORTFOLIO SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE PORTFOLIO WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE PORTFOLIO TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

INCOME PORTFOLIO
(A Series of The Bear Stearns Funds)

To And In Exchange For Shares Of

DREYFUS PREMIER CORE BOND FUND
(A Series of Dreyfus Premier Fixed Income Funds)

PROSPECTUS/PROXY STATEMENT
January __, 2004

Special Meeting of Shareholders
To Be Held on Thursday, March 4, 2004

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The Bear Stearns Funds (the "Trust") on behalf of the Income Portfolio (the "Portfolio") to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held on Thursday, March 4, 2004, at __:00 _.m., at the offices of [LOCATION], for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 2, 2004 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Portfolio transfer all of its assets to Dreyfus Premier Core Bond Fund (the "Acquiring Fund"), a series of Dreyfus Premier Fixed Income Funds (the "Company"), in exchange for the Acquiring Fund's shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Portfolio will be distributed to Portfolio shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Portfolio shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Portfolio shares a number of Class A shares, Class B shares, Class C shares or Class R shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization.

          This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Portfolio shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated January __, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Portfolio. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Portfolio, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Portfolio and the Acquiring Fund are open-end management investment companies. The Acquiring Fund is advised by The Dreyfus Corporation ("Dreyfus") and has a similar investment objective and similar investment policies as the Portfolio, which is advised by Bear Stearns Asset Management Inc. ("BSAM"). However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Portfolio and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated March 1, 2003, and Annual Report for its fiscal year ended October 31, 2003 (including its audited financial statements for the fiscal year), each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Portfolio's most-recent Prospectus, its Annual Report for the fiscal year ended March 31, 2003 and Semi-Annual Report for the six months ended September 30, 2003, please write to the Portfolio at PFPC Inc., P. O. Box 9830, Providence, Rhode Island 02940-8030 (Attention: The Bear Stearns Funds), or call 1-800-447-1139.

           Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name. Class A, Class B, Class C and Class Y shareholders will vote together on the proposal. Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of December __, 2003, the following numbers of Portfolio shares were issued and outstanding:

     Class A Shares    Class B Shares      Class C Shares      Class Y Shares
      Outstanding       Outstanding          Outstanding         Outstanding

           Proxy materials will be mailed to shareholders of record on or about January __, 2004.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Portfolio

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of Board Members for the Acquiring Fund	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE PORTFOLIO TO THE
ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Portfolio's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

          Proposed Transaction. The Trust's Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio or Acquiring Fund ("Independent Trustees"), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Portfolio. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, on the date of the Reorganization the Portfolio will assign, transfer and convey to the Acquiring Fund all of the assets of the Portfolio, including all securities and cash, in exchange for Class A, Class B, Class C and Class R shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Portfolio's net assets, and the Acquiring Fund will assume stated liabilities of the Portfolio. The Portfolio will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C and Class Y Portfolio shareholder will receive a pro rata distribution of Acquiring Fund Class A, Class B, Class C and Class R shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization. Thereafter, the Portfolio will be terminated as a series of the Trust and cease operations.

          As a result of the Reorganization, each Portfolio shareholder will cease to be a shareholder of the Portfolio and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in exchange for Portfolio shares as a result of the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and would be calculated from the date of original purchase of such Portfolio shares. The Acquiring Fund does not impose a redemption fee. Any investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges of the Acquiring Fund.

          The Trust's Board has unanimously concluded that the Portfolio's participation in the Reorganization would be in the best interests of the Portfolio and its shareholders and the interests of the Portfolio's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Trust, on behalf of the Portfolio, and the Company, on behalf of the Acquiring Fund, each will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Portfolio, the Portfolio's shareholders, or the Acquiring Fund as a result of the Reorganization. Tax attributes of the Portfolio will carry over to the Acquiring Fund. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Portfolio and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Portfolio's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Portfolio and the Acquiring Fund have similar investment goals and investment approaches. The Portfolio seeks high current income consistent with preservation of capital. The Acquiring Fund seeks to maximize total return through capital appreciation and current income. Each of the Acquiring Fund's and Portfolio's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

          The Acquiring Fund normally invests at least 80% of its assets in bonds. The Portfolio normally invests at least 80% of its assets in investment grade, U.S. dollar-denominated fixed-income securities issued by U.S. companies and the U.S. government or its political subdivisions, agencies and instrumentalities. The securities in which each fund may invest include U.S. government bonds and notes, corporate bonds, convertible securities, preferred stocks, asset-backed securities, mortgage-related securities, and foreign bonds (including those issued by issuers in emerging markets). The Acquiring Fund may invest up to 30% of its total assets in foreign securities. The Acquiring Fund also may own warrants and common stock acquired in "units" with bonds.

           Generally, the Acquiring Fund seeks to maintain a portfolio with an investment grade (BBB/Baa) average credit quality. However, the Acquiring Fund may invest up to 35% of its assets in lower-rated securities ("high yield" or "junk" bonds). The Portfolio may invest up to 20% of its assets in junk bonds rated no lower than B by Moody's or S&P or of comparable quality.

          The Portfolio seeks to equal or exceed the performance of the Lehman Intermediate Government/Credit Index, a market-capitalization weighted index that includes U.S. Treasury, government-sponsored, and investment grade corporate fixed-income securities maturing between one and ten years issued by entities having a minimum of $150 million par amount outstanding. The overall duration of the Portfolio's investment portfolio normally is between two and five years. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally, the longer a fund's duration, the more it is likely to react to interest rate fluctuations and the greater its long term risk/return potential.

          The Acquiring Fund has the flexibility to shift its investment focus among different fixed-income securities, based on market conditions and other factors. In choosing market sectors and securities for investment by the Acquiring Fund, Dreyfus reviews the issuer's financial strength and the current state and long-term outlook of the industry or sector. Current and forecasted interest rate and liquidity conditions also are important factors. Typically, the Acquiring Fund can be expected to have an average effective portfolio maturity of between five and ten years and an average effective duration between three and one-half and six years. While the Acquiring Fund's duration and maturity usually will stay within these ranges, if the maturity or duration of the Acquiring Fund's unmanaged benchmark index moves outside these ranges, so may the Acquiring Fund's. In calculating average effective portfolio maturity, the Acquiring Fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

          In addition, each of the Portfolio and Acquiring Fund may, but is not required to, use derivatives, such as options and futures, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The Portfolio and the Acquiring Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of the fund's portfolio securities.

          The Acquiring Fund may engage in leverage by borrowing money to purchase securities, and may borrow up to 33-1/3% of the value of its assets. The Portfolio may borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets.

          The Portfolio and Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's or Acquiring Fund's total assets.

          Both the Portfolio and the Acquiring Fund are diversified, which generally means that with respect to 75% of the Portfolio's or the Acquiring Fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer.

          The Acquiring Fund is a separate series of the Company, and the Portfolio is a separate series of the Trust, each of which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.

           Main Risks. The principal risks associated with an investment in the Portfolio and the Acquiring Fund are similar. These risks, as primarily described in the Acquiring Fund's Prospectus, are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Portfolio, will fluctuate, sometimes dramatically, which means you could lose money.

•	Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices, and, accordingly, a fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.

•	Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to buy or sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•	Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and asset-backed securities holdings may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising rates and its potential for price declines.

•	Foreign risk. The prices and yields of foreign bonds may be affected by political and economic instability or changes in currency exchange rates. The bonds of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

•	Leveraging risk. The Acquiring Fund may use leverage, such as borrowing money to purchase securities, lending portfolio securities and engaging in forward commitment transactions, which could magnify the fund's gains or losses.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to foreign currencies and interest rates), swaps and other credit derivatives, CMOs, stripped mortgage-backed securities and asset-backed securities. A small investment in derivatives could have a potentially large impact on the fund's performance. Certain derivatives, such as stripped mortgage-backed securities, may move in the same direction as interest rates. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

           Under adverse market conditions, each fund may invest some or all of its assets in money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

          Each fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Management Fee. The Portfolio and the Acquiring Fund have different management fee structures. Pursuant to an Amended and Restated Investment Advisory Agreement with BSAM, the Portfolio has agreed to pay BSAM a fee for investment advisory services at the annual rate of 0.45% of the value of the Portfolio's average daily net assets. In addition to the advisory fee, the Portfolio has agreed to pay Bear Stearns Funds Management Inc. ("BSFM"), an affiliate of BSAM, pursuant to an Administration Agreement, an administration fee at the maximum annual rate of 0.15% of the value of the Portfolio's average daily net assets. BISYS Fund Services Ohio Inc. ("BISYS") also provides certain administrative services to the Portfolio, pursuant to a Fund Accounting and Administrative Services Agreement, at the maximum annual rate of [0.035%] of the value of the Portfolio's average daily net assets. The administrative fee payable to BSFM varies with the size of the Portfolio's assets, and is charged at an annual rate of 0.15% of Portfolio net assets up to $1 billion, 0.12% of the next $1 billion of such assets, 0.10% of the next $3 billion of such assets and 0.08% of Portfolio net assets above $5 billion. The fee payable to BISYS varies with the size of the Trust's assets, but was chargeable at the maximum rate for the Portfolio's last fiscal year, and subjects the Trust to a minimum annual fee of $1,120,000.

           Pursuant to the Management Agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets. The services covered in the Portfolio's Advisory Agreement with BSAM, Administration Agreement with BSFM and Fund Accounting and Administrative Services Agreement with BISYS, which resulted in an aggregate fee payable of 0.635% of the Portfolio's average daily net assets for the fiscal year ended March 31, 2003, are included in the management fee payable by the Acquiring Fund to Dreyfus. Thus, as a result of the Reorganization, the management fee payable to Dreyfus by the Acquiring Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, BSFM and BISYS for the provision of investment advisory and administrative services.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Portfolio and Acquiring Fund are substantially similar. The maximum sales charge imposed on the purchase of Class A shares is 4.50% for the Portfolio and for the Acquiring Fund for investments of less than $50,000. For purchases of Acquiring Fund Class A shares in amounts ranging from $50,000 to $249,999, the front-end sales charge is 0.25% less than that charged for Portfolio Class A shares of the same amount. Portfolio and Acquiring Fund Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to a 1.00% CDSC. With respect to Class B or Class C shares of the Acquiring Fund received by shareholders in exchange for Portfolio shares as a result of the Reorganization, the CDSC imposed by the Acquiring Fund at the time of redemption of such Class B shares and Class C shares is identical to that imposed by the Portfolio. Additional Class B shares of the Acquiring Fund purchased after the Reorganization will be subject to the Acquiring Fund's maximum CDSC of 4% and will convert to Class A shares in the sixth year after purchase, instead of 5% and conversion in the eighth year after purchase, respectively, as is the case with Class B shares of the Portfolio purchased before December 1, 2003. Class B shares of the Portfolio purchased on or after December 1, 2003 are subject to the same CDSC and conversion schedules as Class B shares of the Acquiring Fund.

          No sales charge or CDSC will be imposed at the time of the Reorganization.

           Redemption fee. The Portfolio imposes a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your Portfolio shares 60 days or less after you purchase them. The redemption fee is paid directly to the Portfolio, and is designed to offset market impact and other costs associated with short-term trading. The Acquiring Fund does not impose a redemption fee.

           Expenses. The fees and expenses set forth below are based on net assets and accruals for the respective fund as of September 30, 2003. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Portfolio and the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on September 30, 2003. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund for the two-year period after the Reorganization, so that Acquiring Fund expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the Portfolio's net operating expenses listed in the fee table.

Annual Fund Operating Expenses
(expenses paid from fund assets) as a
percentage of average daily net assets:

                                                                                        Pro Forma After
                                                                                         Reorganization
                                         Portfolio            Acquiring Fund             Acquiring Fund
                                          Class A                Class A                    Class A
                                       -------------          -------------            ----------------
  Management fees                          .45%                   .60%*                      .60%*
  Rule 12b-1 fee                           .10%                    None                       None
  Shareholder services fee                 .25%                   .25%                       .25%
  Other expenses                           .65%                   .24%                       .24%
  --------------                       -------------          -------------            ----------------
  Total                                   1.45%                  1.09%                      1.09%
  Fee waiver and/or expense               (.35)%                  N/A                         N/A
  reimbursement
  Net operating expenses                  1.10%                  1.09%                      1.09%

                                                                                        Pro Forma After
                                                                                         Reorganization
                                         Portfolio            Acquiring Fund             Acquiring Fund
                                          Class B                Class B                    Class B
                                       -------------          -------------            ----------------
  Management fees                          .45%                   .60%*                     .60%*
  Rule 12b-1 fee                           .75%                   .50%                      .50%
  Shareholder services fee                 .25%                   .25%                      .25%
  Other expenses                           .65%                   .15%                      .15%
  --------------                       -------------          -------------            ----------------
  Total                                   2.10%                  1.50%                     1.50%
  Fee waiver and/or expense               (.35)%                  N/A                        N/A
  reimbursement
  Net operating expenses                  1.75%                  1.50%                     1.50%

                                                                                        Pro Forma After
                                                                                         Reorganization
                                         Portfolio            Acquiring Fund             Acquiring Fund
                                          Class C                Class C                    Class C
                                       -------------          -------------            ----------------
  Management fees                          .45%                   .60%*                      .60%*
  Rule 12b-1 fee                           .75%                   .75%                       .75%
  Shareholder services fee                 .25%                   .25%                       .25%
  Other expenses                           .65%                   .16%                       .16%
  --------------                       -------------          -------------            ----------------
  Total                                   2.10%                  1.76%                      1.76%
  Fee waiver and/or expense               (.35)%                  N/A                       (.01)%
  reimbursement
  Net operating expenses                  1.75%                  1.76%                      1.75%

                                                                                        Pro Forma After
                                                                                         Reorganization
                                         Portfolio            Acquiring Fund             Acquiring Fund
                                          Class Y                Class R                    Class R
                                       -------------          -------------            ----------------
  Management fees                          .45%                  .60%*                      .60%*
  Rule 12b-1 fee                           None                   None                      None
  Shareholder services fee                 None                   None                      None
  Other expenses                           .65%                  .02%                       .02%
  --------------                       -------------          -------------            ----------------
  Total                                   1.10%                  .62%                       .62%
  Fee waiver and/or expense               (.35)%                  N/A                        N/A
  reimbursement
  Net operating expenses                   .75%                   .62%                      .62%

__________

*	Management fees for the Acquiring Fund, in addition to investment advisory services, cover administrative and internal accounting services, which are included for the Portfolio under "Other expenses." See "Management Fees" above.

Example

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first and, for the Acquiring Fund, the second year of the three-, five- and ten-years examples for each class of the Portfolio and for Class C of the Acquiring Fund (pro forma) are based on net operating expenses, which reflect the expense waiver/reimbursement by BSAM. Because actual returns and expenses will be different, the example is for comparison only.

                                 Portfolio                                           Acquiring Fund
               -----------------------------------------------     ---------------------------------------------------
                Class A   Class B    Class C    Class Y            Class A      Class B     Class C     Class R
                 Shares    Shares*    Shares*     Shares            Shares     Shares*     Shares*      Shares
                 ------    ------     ------      ------            ------     ------      ------       ------
1 Year           $557     $678/      $278/         $77               $556       $653/       $279/         $63
                          $178       $178                                       $153        $179
3 Years          $855     $924/      $624/         $315              $781       $774/       $554/         $199
                          $624       $624                                       $474        $554
5 Years          $1,175   $1,297/    $1,097/       $572              $1,024     $1,018/     $954/         $346
                          $1,097     $1,097                                     $818        $954
10 Years         $2,078   $2,237/    $2,403/      $1,309             $1,719     $1,680**/   $2,073/       $774
                          $2,237     $2,403                                     $1,680      $2,073

                           Acquiring Fund
                  Pro Forma After Reorganization
           --------------------------------------------------
             Class A     Class B      Class C     Class R
             Shares      Shares*      Shares*      Shares
             ------      ------       ------       ------
1 Year       $556      $653/        $278/           $63
                       $153         $178
3 Years      $781      $774/        $552/           $199
                       $474         $552
5 Years      $1,024    $1,018/      $952/           $346
                       $818         $952
10 Years     $1,719    $1,680**/    $2,071/         $774
                       $1,680       $2,071

__________
*With redemption/without redemption. For the Portfolio and Acquiring Fund Class B, this amount reflects the CDSC applicable to Portfolio shares purchased before December 1, 2003.
**Assumes conversion of Class B to Class A at end of the eighth year following the date of initial purchase (the conversion schedule applicable to Class B shares of the Portfolio and to Class B shares of the Acquiring Fund received in the Reorganization).

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and Portfolio. Each bar chart shows the changes in the performance of the respective fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The tables compare the average annual total returns of the Acquiring Fund's Class A, Class B, Class C and Class R shares and the Portfolio's Class A, Class B, Class C and Class Y shares to those of the Lehman Brothers Aggregate Bond Index, the Lehman Intermediate Government/Credit Index, and the Merrill Lynch Domestic Master Index, each a broad based unmanaged index that represents the general performance of fixed-income securities. These returns for the Acquiring Fund and the Portfolio include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the other share classes because of differences in charges and expenses.

           After-tax performance is shown only for Class A shares. After-tax performance of the respective fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

  +15.10       -6.33     +20.81     +6.63     +11.17     +4.33       +4.92       +9.13      +5.69       +5.89
------------ ---------- --------- ---------- ---------- --------- ------------ ---------- ----------- -----------
    '93         '94       '95        '96        '97       '98         '99         '00        '01         '02

Best Quarter:                 Q2 '95             +7.44%
Worst Quarter:                Q1 '94             -4.34%

The year-to-date total return for the Class A shares of the Acquiring Fund as of 9/30/03 was 7.34%.

Acquiring Fund
Average annual total returns as of 12/31/02

                                                                   10 Years
Share Class/                                                       (or since
Inception Date                    1 Year          5 Years         inception)
----------------------------- --------------- ----------------- ----------------
Class A (10/3/86)
returns before taxes              1.10%            5.02%             7.02%
                              --------------- ----------------- ----------------
Class A
returns after taxes on
distributions                     -0.92%           2.34%             4.14%
                              --------------- ----------------- ----------------
Class A
returns after taxes on
distributions and sale of
fund shares                       0.63%            2.64%             4.16%
                              --------------- ----------------- ----------------
Class B (2/29/00)
returns before taxes              1.38%             N/A              5.74%
                              --------------- ----------------- ----------------
Class C (2/29/00)
returns before taxes              4.20%             N/A              6.29%
                              --------------- ----------------- ----------------
Class R (2/29/00)
returns before taxes              6.29%             N/A              7.45%
                              --------------- ----------------- ----------------

Lehman Aggregate Bond Index
reflects no deduction for
fees, expenses or taxes          10.25%            7.55%             7.51%*
                              --------------- ----------------- ----------------

Merrill Lynch Domestic
Master Index
reflects no deduction for
fees, expenses or taxes           10.41%           7.58%             7.57%*
                              --------------- ----------------- ----------------

Lehman Int. Gov't/Credit
Index
reflects no deduction for
fees, expenses or taxes           9.84%            7.48%            7.08%*
                              --------------- ----------------- ----------------

*	Reflects 10-year period ended 12/31/02. For the period 2/29/00 through 12/31/02, the average annual total returns for the Lehman Aggregate Bond Index was 10.38%, the Merrill Lynch Domestic Master Index was 10.40%, and the Lehman Intermediate Gov't/Credit Index was 10.06%.

Portfolio-- Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                                    +2.72       +7.59       +7.28      -1.24       +9.71       +7.19      +7.73
------------ ---------- --------- ----------- ----------- ---------- ----------- ----------- ---------- -----------
    '93         '94       '95        '96         '97         '98        '99         '00         '01        '02

Best Quarter:                 Q3 '01             +4.34%
Worst Quarter:                Q1 '96             -2.17%

The year-to-date total return for the Class A shares of the Portfolio as of 9/30/03 was 4.02%.

Portfolio
Average annual total returns as of 12/31/02

Share Class/
Inception date                    1 Year          5 Years       Since Inception
----------------------------- --------------- ----------------- ----------------
Class A (4/5/95)
returns before taxes              2.86%            5.10%             6.01%
                              --------------- ----------------- ----------------
Class A
returns after taxes on
distributions                     1.15%            2.75%             3.57%
                              --------------- ----------------- ----------------

Class A
returns after taxes on
distributions and sale of
fund shares                       1.74%            2.89%             3.58%
                              --------------- ----------------- ----------------
Class B (2/2/98)
returns before taxes              2.04%             N/A              4.94%
                              --------------- ----------------- ----------------

Class C (4/5/95)
returns before taxes              6.04%            5.39%             6.05%
                              --------------- ----------------- ----------------

Class Y (9/8/95)
returns before taxes              8.03%            6.41%             6.61%
                              --------------- ----------------- ----------------

Lehman Aggregate Bond Index
reflects no deduction for
fees, expenses or taxes          10.25%           7.55%              8.22%*
                              --------------- ----------------- ----------------

Merrill Lynch Domestic
Master Index
reflects no deduction for
fees, expenses or taxes           10.41%           7.58%            8.24%*
                              --------------- ----------------- ----------------
Lehman Int. Gov't/Credit
Index
reflects no deduction for
fees, expenses or taxes           9.84%            7.48%            7.72%*
                              --------------- ----------------- ----------------

__________

*	Reflects the period 3/31/95 through 12/31/02. For the periods 8/31/95 through 12/31/02 and 1/31/98 through 12/31/02, the average annual total returns of the Lehman Aggregate Bond Index was 7.68% and 7.40%, respectively, the Merrill Lynch Domestic Master Index was 7.71% and 7.42%, respectively, and the Lehman Intermediate Gov't/Credit Index was 7.32% and 7.33%, respectively.

           Investment Advisers. The investment adviser for the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus managed approximately $168 billion in approximately 200 mutual fund portfolios as of October 31, 2003. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

           BSAM, located at 383 Madison Avenue, New York, New York 10179, is the Portfolio's investment adviser. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at October 31, 2003 of approximately $22.1 billion.

           Portfolio Managers. John W. Geissinger and Peter E. Mahoney are the Portfolio's co-primary portfolio managers. Mr. Geissinger is a Senior Managing Director of BSAM and is Chief Investment Officer of Fixed Income. Mr. Mahoney is a Managing Director of BSAM. The Dreyfus Taxable Fixed Income Team, which consists of sector specialists, collectively makes investment decisions for the Acquiring Fund. The Team's specialists focus on, and monitor conditions in, the different sectors of the fixed income market. Once different factors have been analyzed, the sector specialists then decide on allocation weights for the Acquiring Fund and recommend securities for investment.

           Board Members. The Board members for the Portfolio and the Acquiring Fund are different. None of the Board members for the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Acquiring Fund or Portfolio (hereinafter referred to as "Independent Board Members"). The Board for the Acquiring Fund has standing audit, nominating and compensation committees. The function of the audit committee is to oversee the Acquiring Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates for election as Independent Board Members for the Acquiring Fund; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Acquiring Fund also has a standing pricing committee to assist in valuing the fund's investments. For a description of the Board members for the Acquiring Fund, see Exhibit B.

          Independent Auditors. Ernst & Young LLP are the Acquiring Fund's independent auditors. Deloitte & Touche LLP are the Portfolio's independent auditors.

           Capitalization. The Portfolio has classified its shares into four classes--Class A, Class B, Class C and Class Y--and the Acquiring Fund has classified its shares into four classes--Class A, Class B, Class C and Class R. The Portfolio's Class Y shares will be exchanged for the Acquiring Fund's Class R shares. The following table sets forth as of September 30, 2003 (1) the capitalization of each Class of the Portfolio's shares, (2) the capitalization of each Class of the Acquiring Fund's shares and (3) the pro forma capitalization of each Class of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                                          Pro Forma After
                                                                                           Reorganization
                                           Portfolio             Acquiring Fund          Acquiring Fund
                                            Class A                  Class A                Class A
                                          ----------             --------------          -----------------
  Total net assets                        $21,988,696               $773,273,302             $795,261,998
  Net asset value per share               $12.57                    $15.03                   $15.03
  Shares outstanding                      1,750,632                 51,437,230               52,900,217

                                                                                          Pro Forma After
                                                                                           Reorganization
                                           Portfolio             Acquiring Fund          Acquiring Fund
                                            Class B                  Class B                Class B
                                          ----------             --------------          -----------------
  Total net assets                        $17,049,443              $322,042,305              $339,091,748
  Net asset value per share               $12.56                   $15.06                    $15.06
  Shares outstanding                      1,357,874                21,387,949                22,520,050

                                                                                          Pro Forma After
                                                                                           Reorganization
                                           Portfolio             Acquiring Fund          Acquiring Fund
                                            Class C                  Class C                Class C
                                          ----------             --------------          -----------------
  Total net assets                        $9,062,528               $96,436,764              $105,499,292
  Net asset value per share               $12.56                   $15.01                   $15.01
  Shares outstanding                      721,403                  6,426,919                7,030,685

                                                                                          Pro Forma After
                                                                                           Reorganization
                                           Portfolio             Acquiring Fund          Acquiring Fund
                                            Class Y                  Class R                Class R
                                          ----------             --------------          -----------------
  Total net assets                        $27,859,782              $11,623,368              $39,483,150
  Net asset value per share               $12.56                   $15.03                   $15.03
  Shares outstanding                      2,217,549                773,318                  2,626,930

           Purchase Procedures. Although the methods available to purchase shares of the Portfolio and the Acquiring Fund and the automatic investment services they offer are substantially similar, the procedures are different. See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the Acquiring Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a discussion of purchase procedures for shares of the Acquiring Fund.

           Distribution Plan. Class A, Class B and Class C shares of the Portfolio and Class B and Class C shares of the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the relevant Rule 12b-1 Plan, the Portfolio pays its distributor a fee at an annual rate of 0.10% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B shares and Class C shares, and the Acquiring Fund pays its distributor a fee at the annual rate of 0.50% and 0.75% of the average daily net assets of Class B shares and Class C shares, respectively, to finance the sale and distribution of such shares. There are no Rule 12b-1 Plan fees for Class Y shares of the Portfolio or Class A and Class R shares of the Acquiring Fund. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Rule 12b-1 Plan adopted for the Acquiring Fund.

           Shareholder Services Plan. Class A, Class B and Class C shares of the Portfolio and Class A, Class B and Class C shares of the Acquiring Fund are subject to shareholder services plans pursuant to which the Portfolio and the Acquiring Fund each pay their respective distributor (or other shareholder service providers) a fee at an annual rate of 0.25% of the average daily net assets of the relevant Class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan adopted for the Acquiring Fund.

           Redemption Procedures. Although the methods available to sell (redeem) shares of the Portfolio and the Acquiring Fund are substantially similar, the procedures are different. The Portfolio imposes a 1.00% redemption fee on shares sold within 60 days of purchase. The Acquiring Fund does not impose a redemption fee. In addition, the Portfolio charges a $7.50 transaction fee for wiring redemption proceeds; the Acquiring Fund currently does not charge such transaction fees. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the Acquiring Fund's Prospectus and "How to Redeem Shares" in the Acquiring Fund's Statement of Additional Information for a discussion of redemption procedures for shares of the Acquiring Fund.

           Distributions. The dividend and distributions policies of the Portfolio and the Acquiring Fund are identical. Although it may do so more frequently, the Acquiring Fund, like the Portfolio, anticipates paying its shareholders any dividends or distributions once a month and distributes any net capital gains it has realized once a year. The actual amount of dividends paid per share by the Portfolio and the Acquiring Fund is different.

          Shareholder Services. The shareholder services offered by the Portfolio and the Acquiring Fund are substantially similar, with additional services available in the Acquiring Fund. The types of privileges you currently have with respect to your Portfolio account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the Acquiring Fund's Prospectus and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a further discussion of the shareholder services offered by the Acquiring Fund.

REASONS FOR THE REORGANIZATION

           The Board members for the Portfolio and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Portfolio and the Acquiring Fund, respectively, and their shareholders. BSAM has informed the Trust's Board that it has entered into a strategic arrangement with Dreyfus with respect to the Portfolio and the other portfolios of the Trust. Pursuant to the arrangement with respect to the Portfolio, the Portfolio would transfer its assets, subject to stated liabilities, to a larger fund advised by Dreyfus. As of October 31, 2003, the Portfolio had assets of approximately $______ million, and the Acquiring Fund had assets of approximately $______. BSAM believes, and the Trust's Board concurs, that the proposed Reorganization will be advantageous to the shareholders of the Portfolio for several reasons. First, Portfolio shareholders would continue to pursue similar investment goals in a larger fund with annual operating expenses that are lower (or, in the case of Class C, after fee waivers discussed herein, no higher) than those of the Portfolio, without diluting shareholder interests. Second, Dreyfus provides investment advisory services and is responsible for the overall management of the Acquiring Fund's operations. Shareholders should benefit from Dreyfus' experience and resources in managing investment companies. Founded in 1947, Dreyfus managed approximately 200 investment company portfolios with approximately $168 billion in assets as of October 31, 2003. Third, for at least the next two years the Acquiring Fund's total annual operating expenses will not be higher than, and should be less than, the Portfolio's annual operating expenses set forth above under "Expenses." Fourth, the Acquiring Fund is part of a diverse family of mutual funds, currently with approximately [100] portfolios in the Dreyfus Premier Family of Funds that will be available to Acquiring Fund shareholders through exchanges. Currently, Portfolio shareholders may exchange into nine other portfolios of the Trust.

           The Board of Trustees for the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           The Boards for the Portfolio and the Acquiring Fund also considered that BSAM will receive economic benefits if the Reorganization is completed, including receipt of payments from Dreyfus in consideration of BSAM's performance of certain obligations under an agreement with Dreyfus.

           In determining whether to recommend approval of the Reorganization, each Board also considered (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of the Portfolio's and Acquiring Fund's investment objective, management policies and restrictions, as well as shareholder services offered by the Portfolio and the Acquiring Fund; (3) the expense ratios and information regarding the fees and expenses of the Portfolio and the Acquiring Fund; (4) the tax consequences of the Reorganization; (5) the relative performance of the Portfolio and the Acquiring Fund; and (6) that the costs to be incurred by the Portfolio and the Acquiring Fund in connection with the Reorganization would be borne by BSAM and Dreyfus, and not the Portfolio or the Acquiring Fund.

           For the reasons described above, the Board of Trustees for the Portfolio, including the Independent Trustees, approved the Reorganization. Similarly, the Board of Trustees for the Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the copy of the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, the Acquiring Fund will acquire all of the assets of the Portfolio in exchange for Acquiring Fund Class A, Class B, Class C and Class R shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio on April 16, 2004 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the corresponding Class of the Portfolio and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Portfolio and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           On or before the Closing Date, the Portfolio will declare a dividend or dividends that together with all dividends that have been declared previously will have the effect of distributing to Portfolio shareholders all of the Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain (after reduction for any capital loss carryforwards), if any, earned or realized for all taxable years or periods ending on or before the Closing Date.

           As soon as conveniently practicable after the Closing Date, the Portfolio will liquidate and distribute pro rata to its Class A, Class B, Class C and Class Y shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C and Class R shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Portfolio shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Portfolio will be terminated as a series of the Trust and cease operations. After the Closing Date, any outstanding certificates representing Portfolio shares will represent Acquiring Fund shares distributed to the record holders of the Portfolio.

           The Plan may be amended at any time prior to the Reorganization. The Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Portfolio and the Acquiring Fund under the Plan are subject to various conditions, including approval by Portfolio shareholders and the continuing accuracy of various representations and warranties of the Portfolio and the Acquiring Fund. Consummation of the transactions contemplated by the Plan also is subject to Dreyfus and BSAM satisfying certain obligations pursuant to their agreement. In addition, consummation of the Reorganization is subject to consummation of the reorganization of the Prime Money Market Portfolio, a series of the Trust managed by BSAM, with a newly-formed money market fund managed by Dreyfus.

           The total expenses of the Reorganization are expected to be approximately $[EXPENSES], which will be borne by BSAM and Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and BSAM and Dreyfus may pay persons holding Portfolio shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Portfolio may retain an outside firm to solicit proxies on behalf of the Trust's Board. The cost of any such outside firm solicitation, which will be paid by BSAM and Dreyfus, is estimated to be approximately $[EXPENSES].

           By approving the Reorganization, Portfolio shareholders are also, in effect, agreeing to the Acquiring Fund's investment advisory and distribution arrangements, Board composition, and independent auditors. If the Reorganization is not approved by Portfolio shareholders, the Trust's Board has directed that the Portfolio be liquidated, and shareholders will be given an opportunity prior to the liquidation to exchange their shares at net asset value for shares of a corresponding Class of a fund in the Dreyfus Premier Family of Funds. Any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) received in the exchange will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and such Class B shares will be subject to the same conversion schedule as Class B shares of the Portfolio (in each case, calculated from the date of original purchase of such Portfolio shares).

           Temporary Suspension of Certain of the Portfolio's Investment Restrictions. Since certain of the Portfolio's existing investment restrictions could preclude the Portfolio from consummating the Reorganization in the manner contemplated in the Plan, Portfolio shareholders are requested to authorize the temporary suspension of any investment restriction of the Portfolio to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Portfolio's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Portfolio assets for Acquiring Fund shares, and the Acquiring Fund's assumption of the Portfolio's stated liabilities, is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Portfolio will receive the opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, and the Acquiring Fund will receive an opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund, each to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Portfolio's assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio, followed by the distribution by the Portfolio of the Acquiring Fund's shares to Portfolio shareholders in complete liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Portfolio and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Portfolio in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio pursuant to the Reorganization; (3) no gain or loss will be recognized by the Portfolio upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Portfolio or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Portfolio shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (4) no gain or loss will be recognized by Portfolio shareholders upon the exchange of Portfolio shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund shares received by each Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of Acquiring Fund shares to be received by each Portfolio shareholder will include the period during which the shareholder's Portfolio shares exchanged therefor were held by such shareholder (provided those Portfolio shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Portfolio asset acquired by the Acquiring Fund pursuant to the Reorganization will be the same as the tax basis of such asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Portfolio asset in the hands of the Acquiring Fund will include the period during which such asset was held by the Portfolio.

           The foregoing opinions will state that no opinion will be expressed as to the effect of the Reorganization on the Portfolio or the Acquiring Fund or any Portfolio shareholder with respect to any Portfolio asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

           Neither the Portfolio nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinions of counsel are not binding on the IRS nor do they preclude the IRS from adopting a contrary position. Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board's Recommendation

          The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Portfolio and its shareholders and (2) the interests of shareholders of the Portfolio will not be diluted as a result of the Reorganization. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization. Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name on the books of the Trust.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE PORTFOLIO

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-07172). Information about the Portfolio is incorporated by reference into this Prospectus/Proxy Statement from the Portfolio's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-84842).

           The Portfolio and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Portfolio and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of Portfolio or Acquiring Fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Portfolio shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Portfolio may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Portfolio or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Portfolio shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Portfolio shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of thirty percent of the outstanding Portfolio shares entitled to vote at the Meeting.

           As of December __, 2003, the following were known by the Portfolio to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Portfolio:

                                                               Percentage of
                                                               -------------
                         Name and Address                    Outstanding Shares
                         ----------------                    ------------------

                                                         Before               After
                                                     Reorganization       Reorganization
                                                     --------------       --------------

           As of December __, 2003, the following were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

                                                               Percentage of
                                                               -------------
                         Name and Address                    Outstanding Shares
                         ----------------                    ------------------

                                                         Before               After
                                                     Reorganization       Reorganization
                                                     --------------       --------------

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

           BSAM has advised the Portfolio that it intends to vote Portfolio shares as to which it has voting power at the Meeting (i) in the manner instructed by its clients for whom such shares are held or (ii) if such instructions are not received or where the shares are held directly or on behalf of employees of BSAM, in the same proportion as votes cast by other Portfolio shareholders.

           As of December __, 2003, Board members and officers for the Portfolio and the Acquiring Fund, as a group, owned less than 1% of the Portfolio's and Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2002 have been incorporated herein by reference in reliance upon the report of Ernst & Young LLP, the Acquiring Fund's independent auditors, given on their authority as experts in accounting and auditing. The audited financial statements of the Portfolio for the fiscal year ended March 31, 2003 have been incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, the Portfolio's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Trust's Trustees are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

           Please advise the Portfolio, in care of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of December 11, 2003 (the "Agreement"), between THE BEAR STEARNS FUNDS (the "Trust"), a Massachusetts business trust, on behalf of INCOME PORTFOLIO (the "Portfolio"), and DREYFUS PREMIER FIXED INCOME FUNDS (the "Acquiring Company"), a Massachusetts business trust, on behalf of DREYFUS PREMIER CORE BOND FUND (the "Acquiring Fund"). All agreements, representations, actions, obligations and covenants described herein made or to be taken or undertaken by the Portfolio and the Acquiring Fund are made and shall be taken or undertaken by the Trust on the Portfolio's behalf and by the Acquiring Company on the Acquiring Fund's behalf.

           This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g). The reorganization will consist of the transfer of all of the assets of the Portfolio to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class R shares of beneficial interest, par value $.001 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of stated liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the holders of Class A, Class B, Class C and Class Y shares, as applicable, of the Portfolio in complete liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization"). The parties hereto intend that the Reorganization will qualify as a "reorganization" as defined in Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code").

           WHEREAS, the Portfolio is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and all of the assets of the Portfolio are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Portfolio and the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders will not be diluted as a result of this transaction; and

           WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of this transaction:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1.     THE REORGANIZATION.

           1.1     Subject to the requisite approval of the Portfolio's shareholders and the other terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Portfolio, as set forth in paragraph 1.2, and the Acquiring Fund agrees in exchange therefor: (a) to deliver to the Portfolio the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of the Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Portfolio's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Portfolio.

           1.2(a)      The assets of the Portfolio to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all portfolio securities, cash, cash equivalents, commodities and futures interests and dividends and interests receivable, that are owned by the Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Portfolio, on the Closing Date (the "Assets").

                (b)     The Portfolio has provided the Acquiring Fund with a list of all of the Portfolio's assets, including portfolio securities, as of the date of execution of this Agreement. The Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Portfolio with a list of the securities, if any, on the Portfolio's list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objective, policies and restrictions. In addition, if it is determined that the portfolios of the Portfolio and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Portfolio, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date; provided, that the disposition of such securities by the Portfolio shall not be required to the extent that the disposition of such securities would, in the opinion of Bear Stearns Asset Management Inc. ("BSAM") and BSAM's tax counsel and The Dreyfus Corporation ("Dreyfus") and Dreyfus's tax counsel, impair the tax-free status of the Reorganization under Section 368 of the Code.

                (c)     The Assets shall be delivered to Mellon Bank N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian ("Mellon"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to Mellon for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash so delivered shall be in the form of immediately available funds payable to the order of Mellon for the account of the Acquiring Fund.

           1.3     The Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities of the Portfolio reflected on an unaudited statement of assets and liabilities of the Portfolio prepared as of the Valuation Date (as defined in paragraph 2.1)(the "Liabilities") in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those Liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.4     The Portfolio will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Portfolio will transfer to the Acquiring Fund any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets and shall not be separately valued.

           1.5     As soon after the Closing Date as is conveniently practicable, the Portfolio will distribute pro rata to holders of record of the Portfolio's Class A, Class B, Class C and Class Y shares, determined as of the close of business on the Closing Date ("Portfolio Shareholders"), Class A, Class B, Class C and Class R Acquiring Fund Shares, respectively, received by the Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Portfolio's shares, by the transfer of the applicable Class of Acquiring Fund Shares then credited to the account of the Portfolio on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Portfolio Shareholders and representing the respective pro rata number of the applicable Class of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio.

           1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information (collectively, the "Acquiring Fund's Prospectus"); the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Portfolio shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8     Any reporting responsibility of the Portfolio, including, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Portfolio and Trust.

           2.     VALUATION.

           2.1     The value of the Assets shall be the value of such Assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Amended and Restated Agreement and Declaration of Trust, as amended (the "Acquiring Company's Charter"), and the Acquiring Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

           2.2     The net asset value of a Class A, Class B, Class C and Class R Acquiring Fund Share shall be the net asset value per share computed with respect to such Class of shares as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the Acquiring Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

           2.3     The number of Class A, Class B, Class C and Class R Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets attributable to Class A, Class B, Class C and Class Y, respectively, of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Class A, Class B, Class C and Class R Acquiring Fund Share, respectively, determined in accordance with paragraph 2.2.

           2.4     Any computations of value of assets shall be made in accordance with the regular practices of Dreyfus, as fund accountant for the Acquiring Fund, and shall be subject to verification by the Portfolio and the respective independent accountants of the prices used in such computations.

           3.     CLOSING AND CLOSING DATE.

           3.1     The Closing Date shall be April 16, 2004, or such other date as to which the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at 5:00 p.m. at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as to which the parties may mutually agree.

           3.2     The Portfolio shall direct Custodial Trust Company, as custodian for the Portfolio (the "Custodian"), to deliver at the Closing a certificate of an authorized officer of the Custodian stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to Mellon as custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Portfolio as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Portfolio's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Portfolio shall be delivered to Mellon by wire transfer of federal funds on the Closing Date.

           3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

           3.4     The Portfolio shall direct PFPC Inc., as transfer agent for the Portfolio (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Portfolio Shareholders and the number, share class and percentage ownership of outstanding Portfolio shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Portfolio's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.     REPRESENTATIONS AND WARRANTIES.

          4.1     The Trust, on behalf of the Portfolio, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

                (a)     The Portfolio is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                (b)     The Trust is registered under the 1940 Act as an open-end management investment company, and the Portfolio's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)     The current prospectus and statement of additional information of the Portfolio and each prospectus and statement of additional information of the Portfolio used during the three years previous to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)     The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound.

                (e)     The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Portfolio on or prior to the Closing Date.

                (f)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

                (g)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                (h)     The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Portfolio for the fiscal year ended March 31, 2003 have been audited as of that date by Deloitte & Touche LLP, independent auditors, and are in accordance with generally accepted accounting principles, and such statements and schedule (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Portfolio as of such date, and there are no known contingent liabilities of the Portfolio as of such date not disclosed therein.

                (i)     On the Closing Date, the Trust will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver the Assets free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

                (j)     Since March 31, 2003, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquiring Fund.

                (k)     At the Closing Date, all federal and other tax returns and reports of the Portfolio required by law then to be filed shall have been filed and are correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (l)     The Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, for all taxable years or periods (to the extent applicable) ending on or prior to the Closing Date and will pay the dividend(s) described in paragraph 8.6.

                (m)     All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations) and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Portfolio's Transfer Agent, as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio's shares, nor is there outstanding any security convertible into any of the Portfolio's shares.

                (n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Company, this Agreement constitutes the valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (o)     The information to be furnished by the Trust, on behalf of the Portfolio, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                (p)     The proxy statement of the Portfolio (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Portfolio, will, on the effective date of the Registration Statement and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall apply only to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, provided that any failure to comply with these statutes, rules and regulations is a direct result of (x) the provision of misleading or inaccurate information by or on behalf of the Trust or the Portfolio to the Acquiring Company in connection with the preparation of the Proxy Statement or (y) the failure to provide any necessary and accurate information by the Trust or the Portfolio to the Acquiring Company in connection with or related to the preparation of the Proxy Statement.

                (q)     The Portfolio shall timely file all federal and other tax returns and reports of the Portfolio required by law to be filed for the taxable year ending on the Closing Date, and all such returns and reports will be correct in all material respects, and all federal and other taxes shown on such returns and reports shall be paid so far as due.

           4.2     The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Portfolio, as follows:

                (a)     The Acquiring Fund is a duly established and designated series of the Acquiring Company, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                (b)     The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)     The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)     The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                (e)     The Acquiring Fund has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Acquiring Fund on or prior to the Closing Date.

                (f)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act, and the 1940 Act and by state securities law.

                (g)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (h)     The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for the fiscal year ended October 31, 2003 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, and such statements and schedule (copies of which have been furnished to the Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date.

                (i)     Since October 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Portfolio.

                (j)     At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed and are correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (k)     For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.

                (l)     All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (m)     The Acquiring Fund Shares to be issued and delivered to the Portfolio for the account of Portfolio Shareholders, pursuant to the terms of this Agreement, on the Closing Date will have been duly authorized Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Company.

                (n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Company's Board, and assuming the due authorization, execution and delivery of this Agreement by the Trust, this Agreement constitutes the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (o)     The Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (o) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

           5.     COVENANTS OF THE ACQUIRING FUND AND THE PORTFOLIO.

           5.1     The Acquiring Fund and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2     The Trust will call a meeting of the Portfolio's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3     Subject to the provisions of this Agreement, the Portfolio and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Company, in such form as is reasonably satisfactory to the Acquiring Company, a statement of the current and accumulated earnings and profits of the Portfolio for federal income tax purposes and any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, in each instance indicating the period or periods to which such earnings and profits, carryovers and other items relate or in which they arose, as applicable, which statement will be certified by the Trust's President or its Vice President and Treasurer.

           5.5     The Trust, on behalf of the Portfolio, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement, all to be included in a Registration Statement on Form N-14 of the Acquiring Company, on behalf of the Acquiring Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meeting of the Portfolio's shareholders referred to in paragraph 5.2.

           5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           5.7     The Trust, on behalf of the Portfolio, covenants that the Portfolio is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

           5.8     The Trust, on behalf of the Portfolio, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Portfolio shares.

           5.9     As soon as is reasonably practicable after the Closing, the Portfolio will make a liquidating distribution to Portfolio Shareholders consisting of the Acquiring Fund Shares received at the Closing.

           5.10     The Trust, on behalf of the Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

           5.11     Each of the Portfolio and the Acquiring Fund and the Trust and the Acquiring Company shall use its best efforts to cause the Reorganization to qualify, and will not (either before or after the Closing Date) knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

           6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

           The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1     All representations and warranties by the Trust, on behalf of the Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

           6.2     The Trust shall have delivered to the Acquiring Company on the Closing Date a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the federal income tax basis of such securities by lot and the respective holding periods of each such lot of securities, as of the Closing Date, certified by the Trust's Treasurer.

           6.3     The Trust shall have delivered to the Acquiring Company on the Closing Date a certificate executed in the Trust's name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Company, to the effect that the representations and warranties made in this Agreement by the Trust, on behalf of the Portfolio, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Company shall reasonably request.

           6.4     The Portfolio and the Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Portfolio or the Trust, as the case may be, on or before the Closing Date.

           6.5     The Acquiring Fund shall have received on the Closing Date a favorable opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, in a form satisfactory to the Acquiring Company, covering the following points:

           That (a) the Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Portfolio is a duly established and designated series of the Trust; (b) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Portfolio, and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable against the Trust, with respect to the Portfolio, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Portfolio is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Portfolio is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Portfolio, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Portfolio or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Portfolio's business; and (f) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

           Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Trust. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquiring Company may reasonably request.

           In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           6.6     The Acquiring Fund shall have received from Deloitte & Touche LLP a consent dated near the effective date of the Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that they consent to the incorporation by reference of their report relating to the financial statements and financial highlights of the Portfolio in the Registration Statement.

        7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.

           The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1     All representations and warranties by the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

           7.2     The Acquiring Company shall have delivered to the Trust on the Closing Date a certificate executed in the Acquiring Company's name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Trust, to the effect that the representations and warranties made in this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

           7.3     The Acquiring Fund and the Acquiring Company shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund or the Acquiring Company, as the case may be, on or before the Closing Date.

           7.4     The Portfolio shall have received on the Closing Date a favorable opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund, in a form satisfactory to the Trust, covering the following points:

           That (a) the Acquiring Company is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Acquiring Fund is a duly established and designated series of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Portfolio, is a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Company, with respect to the Acquiring Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Company's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Acquiring Fund's business; and (f) the Acquiring Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

           Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Acquiring Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Trust may reasonably request.

           In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO AND THE ACQUIRING FUND.

           If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Portfolio or the Acquiring Fund, the Trust or the Acquiring Company, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Trust's Charter and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything in this Agreement to the contrary, neither the Portfolio nor the Acquiring Fund may waive the conditions set forth in this paragraph 8.1.

           8.2     On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Portfolio or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Portfolio or the Acquiring Fund.

           8.4     The Portfolio and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B, Class C and Class R Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

           8.5     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.6     The Portfolio shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to Portfolio shareholders all of the Portfolio's investment company taxable income (as defined in Code Section 852) (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date; the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all such taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all such taxable years or periods (after reduction for any capital loss carryforwards).

           8.7     The Trust shall have received an opinion of Kramer Levin Naftalis & Frankel LLP addressed to the Trust, on behalf of the Portfolio, and the Acquiring Company shall have received an opinion of Stroock & Stroock & Lavan LLP addressed to the Acquiring Company, on behalf of the Acquiring Fund, substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes: (a) the transfer of all of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the distribution by the Portfolio of the Acquiring Fund Shares to the Portfolio Shareholders in complete liquidation of the Portfolio, will qualify as a "reorganization" as defined in Section 368(a)(1)(C) of the Code, and each of the Portfolio and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Portfolio upon the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Portfolio Shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by Portfolio Shareholders upon the exchange of their Portfolio shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such Portfolio Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will include the period during which the Portfolio shares exchanged therefor were held by such Portfolio Shareholder (provided the Portfolio shares were held as capital assets on the date of the exchange); and (f) the tax basis of each Asset acquired by the Acquiring Fund pursuant to the Reorganization will be the same as the tax basis of that Asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Asset in the hands of the Acquiring Fund will include the period during which such Asset was held by the Portfolio. In rendering its opinion, Kramer Levin Naftalis & Frankel LLP and Stroock & Stroock & Lavan LLP each may rely upon such certificates as they shall request of the Acquiring Company on behalf of the Acquiring Fund, the Trust on behalf of the Portfolio, Dreyfus and BSAM. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Portfolio may waive the condition set forth in this paragraph 8.7.

           In rendering its opinion, each counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           No opinions will be expressed as to the effect of the Reorganization on (i) the Portfolio or the Acquiring Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           8.8     The transactions contemplated by this Agreement shall not be consummated unless the closing conditions set forth in a certain Transaction Agreement between BSAM and Dreyfus dated November 17, 2003 (the "Transaction Agreement") have been satisfied as provided in said agreement.

           9.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

           9.1     The Trust and the Acquiring Company agree that neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

           9.2     The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

           10.     TERMINATION OF AGREEMENT.

           This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties or by either party (i) if the Closing shall not have occurred on or before May 17, 2004, unless such date is extended by mutual agreement of the parties, (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iii) upon termination of the Transaction Agreement. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

           11.     AMENDMENTS.

           This Agreement may be amended, modified and supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquiring Company and the Trust; provided, however, that following the meeting of shareholders of the Portfolio referred to in paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

           12.     EXPENSES.

           12.1     Each of the Trust and the Acquiring Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

           12.2     Each party acknowledges that all expenses incurred in connection with the Reorganization will be borne by the Portfolio's and Acquiring Fund's respective investment adviser pursuant to the Transaction Agreement.

           13.     NOTICES.

           Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

If to the Trust,

The Bear Stearns Funds
383 Madison Avenue
New York, New York 10179
Telephone: 212-272-__________
Fax: 212-272-__________

If to the Acquiring Company,

Dreyfus Premier Fixed Income Funds
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
Attn: Jeff Prusnofsky
Telephone: 212-922-6000
Fax: 212-922-6880

           14.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

           14.1     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           14.2     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           14.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Acquiring Company shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

           14.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           14.5     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trust or the Acquiring Company personally, but shall bind only the property of the Portfolio or the Acquiring Fund, as the case may be, as provided in the Trust's or Acquiring Company's Charter; a copy of each such Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's and the Acquiring Company's respective principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Portfolio or the Acquiring Fund, as the case may be.

           IN WITNESS WHEREOF, the Trust and the Acquiring Company each have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE BEAR STEARNS FUNDS, on behalf of Income Portfolio By: ____________________________________

ATTEST: ____________________________________ Stephen A. Bornstein, Secretary

DREYFUS PREMIER FIXED INCOME FUNDS, on behalf of Dreyfus Premier Core Bond Fund By: ____________________________________ Stephen E. Canter, President

ATTEST: ____________________________________ Steven F. Newman, Assistant Secretary

EXHIBIT B

DESCRIPTION OF BOARD MEMBERS FOR THE ACQUIRING FUND

Name (Age)                      Principal Occupation
Position with Company (Since)   During Past 5 Years            Other Board Memberships and Affiliations*
-----------------------------   ----------------------         -----------------------------------------
Joseph S. DiMartino (60)        Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board           Trustee                        Levcor International, Inc., an apparel fabric
(1995)                                                            processor, Director
                                                               Century Business Services, Inc., a provider of
                                                                  outsourcing functions for small and medium
                                                                  size companies, Director
                                                               The Newark Group, a provider of a national market
                                                                  of paper recovery facilities, paperboard mills
                                                                  and paperboard converting plants, Director

David W. Burke (67)             Corporate Director and
Board Member (1994)             Trustee                        John F Kennedy Library Foundation, Director
                                                               U.S.S. Constitution Museum, Director

Diane Dunst (64)                President, Huntting House      None
Board Member (1994)               Antiques

Rosalind Gersten Jacobs (78)    Merchandise and Marketing      None
Board Member (1994)               Consultant

Jay I. Meltzer (75)             Physician, Internist and       None
Board Member (1994)               Specialist in Clinical
                                  Hypertension
                                Clinical Professor of
                                  Medicine at Columbia
                                  University & College of
                                  Physicians and Surgeons
                                Adjunct Clinical Professor
                                  of Medicine at Cornell
                                  Medical College

Daniel Rose (73)                Chairman and Chief Executive   Baltic-American Enterprise Fund, Vice Chairman
Board Member (1994)               Officer of Rose              and Director
                                  Associates, Inc., a New      Harlem Educational Activities Fund, Inc., Chairman
                                  York based real estate       Housing Committee of the Real Estate Board of New
                                  development and management   York, Inc., Director
                                  firm

Warren B. Rudman (72)           Of Counsel to (from January    Collins & Aikman Corporation, Director
Board Member (1994)               1993 to December 31, 2002    Allied Waste Corporation, Director
                                  Partner in) the law firm     Chubb Corporation, Director
                                  Paul, Weiss, Rifkind,        Raytheon Company, Director
                                  Wharton & Garrison LLP       Boston Scientific, Director

Sander Vanocur (75)             President, Old Owl             None
Board Member (1994)               Communications

_______________________

* Each Board member also is a Board member of other mutual funds in the Dreyfus Fund Complex.

THE BEAR STEARNS FUNDS

INCOME PORTFOLIO

           The undersigned shareholder of the Income Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), hereby appoints [________] and [________], and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on January 2, 2004, at a Special Meeting of Shareholders to be held at the offices of [__________________________________], at [time] _.m., on Thursday, March 4, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier Core Bond Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class A, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Acquiring Fund of stated liabilities of the Portfolio (the "Reorganization"). Class A, Class B, Class C and Class R shares of the Acquiring Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations.

                 FOR                    AGAINST                ABSTAIN
                 /__/                     /__/                   /__/
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ __________________________ Signature(s) __________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

January __, 2004

Acquisition of the Assets of

INCOME PORTFOLIO
(A series of The Bear Stearns Funds)

383 Madison Avenue
New York, New York 10179

1-800-447-1139

By and in Exchange for Shares of

DREYFUS PREMIER CORE BOND FUND
(A series of Dreyfus Premier Fixed Income Funds)

200 Park Avenue
New York, New York 10166

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January ___, 2004 relating specifically to the proposed transfer of all of the assets of the Income Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), in exchange for Class A, Class B, Class C and Class R shares of Dreyfus Premier Core Bond Fund (the "Acquiring Fund"), a series of Dreyfus Premier Fixed Income Funds, and the assumption by the Acquiring Fund of stated liabilities of the Portfolio. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

           1.     The Portfolio's Annual Report for the fiscal year ended March 31, 2003.

          2.      The Portfolio's Semi-Annual Report for the six-month period ended September 30, 2003.

          3.      The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003.

          4.      The Acquiring Fund's Statement of Additional Information dated March 1, 2003, as revised August 25, 2003.

          5.      The Acquiring Fund's Annual Report for the fiscal year ended October 31, 2003.

           The Prospectus/Proxy Statement dated January __, 2004 may be obtained by writing to the Portfolio at PFPC Inc., P.O. Box 9803, Providence, Rhode Island, 02940-8030, or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Acquiring Fund's Statement of Additional Information dated March 1, 2003, as revised August 25, 2003, is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A filed February 21, 2003 (File No. 33-07172). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated October 31, 2002, and its Semi-Annual Report dated April 30, 2003. When the Prospectus/Party Statement is mailed to Portfolio shareholders, the Acquiring Fund's Annual Report for the fiscal year ended October 31, 2003 will be available.

           The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003, is incorporated herein by reference to the Trust's Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A, filed July 25, 2003 (File No. 33-84842). The financial statements of the Portfolio are incorporated herein by reference to its Annual Report for its fiscal year ended March 31, 2003, and its Semi-Annual Report dated September 30, 2003.

DREYFUS PREMIER FIXED INCOME FUNDS
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A, filed February 21, 2003.

Item 16	Exhibits. All references are to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A, filed February 21, 2003 (File No. 33-07172) (the "Registration Statement") unless otherwise noted.

(1)(a)	Registrant's Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed December 29, 1995.

(1)(b)	Articles of Amendment are incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed February 28, 2001.

(2)	Registrant's By-Laws, as amended are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed February 2, 2000.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Revised Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed August 14, 2002.

(7)(a)	Revised Distribution Agreement is incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed August 14, 2002.

(7)(b)	Forms of Service Agreements are incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed December 29, 2000.

(8)	Not Applicable.

(9)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed December 29, 1995.

(10)(a)	Revised Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed August 14, 2002.

(10)(b)	Revised Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed August 14, 2002.

(10)(c)	Revised Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed August 14, 2002.

(11)(a)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed February 2, 2000.

(11)(b)	Consent of Registrant's Counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consents of Independent Auditors.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)	The Bear Stearns Funds' Prospectuses and Statement of Additional Information dated August 1, 2003, as revised August 8, 2003 are incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of The Bear Stearns Funds, filed on July 25, 2003 (File No. 33-84842).

_____________

*      Filed herewith.

**     To be filed by Post-Effective Amendment.

***   Filed as part of signature page.

Item 17. (1)	Undertakings.

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

           As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 11th day of December, 2003.

DREYFUS PREMIER FIXED INCOME FUNDS (Registrant) By: /s/ Stephen E. Canter Stephen E. Canter, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Steven F. Newman, Robert R. Mullery, Jeff Prusnofsky and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ Stephen E. Canter Stephen E. Canter	President (Principal Executive Officer)	12/11/03

/s/ James Windels James Windels	Treasurer (Principal Accounting and Financial Officer)	12/11/03

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman	12/11/03

/s/ David W. Burke David W. Burke	Board Member	12/11/03

/s/ Diane Dunst Diane Dunst	Board Member	12/11/03

/s/ Rosalind Gersten Jacobs Rosalind Gersten Jacobs	Board Member	12/11/03

/s/ Jay I. Meltzer Jay I. Meltzer	Board Member	12/11/03

/s/ Daniel Rose Daniel Rose	Board Member	12/11/03

/s/ Warren B. Rudman Warren B. Rudman	Board Member	12/11/03

/s/ Sander Vanocur Sander Vanocur	Board Member	12/11/03

Exhibit Index

(11)(b) Consent of Registrant's Counsel
(14)      Consents of Independent Auditors